                                                                               .
                                                                               .
                                                                               .


                           SCHERING-PLOUGH CORPORATION
                      STATEMENTS OF CONSOLIDATED OPERATIONS
                        (DOLLARS IN MILLIONS, EXCEPT EPS)

                                                             ---------------------------------------------------------------------
                                                                                        2003                              2002
                                                             ---------------------------------------------------------------------
                                                               1st     2nd         6     3rd         9   4th               1st
                                                               Qtr.    Qtr.      Mos.    Qtr.      Mos.  Qtr.      Year    Qtr.
                                                                $        $         $       $         $     $         $       $
                                                             ---------------------------------------------------------------------
Net Sales *                                                   2,082    2,308    4,389    1,998    6,386   1,948   8,334    2,556

   Cost of Sales                                                658      784    1,442      652    2,094     739   2,833      579
                                                             ---------------------------------------------------------------------
Gross Margin                                                  1,424    1,524    2,947    1,346    4,292   1,209   5,501    1,977

   Total SG&A                                                   843      938    1,780      873    2,653     821   3,474      919
   Research & Development *                                     322      369      691      382    1,074     395   1,469      305
   Equity (Income)/Loss from Cholesterol Joint Venture *         30      (26)       4      (24)     (21)    (33)    (54)       -
   Other, Net*                                                   13       (4)       8       41       49      10      59      (26)
   Special Charges **                                             -       20       20      350      370     229     599        -
                                                             ---------------------------------------------------------------------
(Loss)/Income Before Income Taxes                               216      227      444     (276)     167    (213)    (46)     779

Income Taxes (Benefit)/Expense                                   43       45       89      (11)      77     (32)     46      179
                                                             ---------------------------------------------------------------------
Net (Loss)/Income                                               173      182      355     (265)      90    (181)    (92)     600

                                                             =====================================================================

Diluted (Loss)/Earnings per Common Share                       0.12     0.12     0.24    (0.18)    0.06   (0.12)  (0.06)    0.41

                                                             =====================================================================

Avg. Shares Outstanding- Diluted                              1,470    1,471    1,471    1,469    1,470   1,470   1,469    1,471
Actual Shares Outstanding                                     1,469    1,469    1,469    1,469    1,469   1,471   1,471    1,466
                                                             ---------------------------------------------------------------------

                                                             -----------------------------------------------------------------------
                                                                                               2002
                                                             -----------------------------------------------------------------------
                                                               2nd      6       3rd      9      4th               4th Qtr.   12 Mos.
                                                               Qtr.    Mos.     Qtr.    Mos.    Qtr.    Year         vs         vs
                                                                $       $        $       $        $       $       4th Qtr.   12 Mos.
                                                             -----------------------------------------------------------------------
Net Sales *                                                   2,833   5,389    2,421   7,810   2,370   10,180       (18%)      (18%)

   Cost of Sales                                                675   1,254      644   1,898     607    2,505        22%        13%
                                                             -----------------------------------------------------------------------
Gross Margin                                                  2,158   4,135    1,777   5,912   1,763    7,675       (31%)      (28%)

   Total SG&A                                                   995   1,914      870   2,784     897    3,681        (9%)       (6%)
   Research & Development *                                     357     662      354   1,017     409    1,425        (3%)        3%
   Equity (Income)/Loss from Cholesterol Joint Venture *          -       -        -       -       -        -        N/M        N/M
   Other, Net*                                                  (16)    (41)      (4)    (47)    (98)    (144)       N/M        N/M
   Special Charges **                                             -       -        -       -     150      150        53%        N/M
                                                             -----------------------------------------------------------------------
(Loss)/Income Before Income Taxes                               822   1,600      557   2,158     405    2,563        N/M        N/M

Income Taxes (Benefit)/Expense                                  189     368      128     496      92      589        N/M       (92%)
                                                             -----------------------------------------------------------------------
Net (Loss)/Income                                               633   1,232      429   1,662     313    1,974        N/M        N/M

                                                             =======================================================================

Diluted (Loss)/Earnings per Common Share                       0.43    0.84     0.29    1.13    0.21     1.34        N/M        N/M

                                                             =======================================================================

Avg. Shares Outstanding- Diluted                              1,470   1,470    1,469   1,470   1,469    1,470
Actual Shares Outstanding                                     1,466   1,466    1,467   1,467   1,468    1,468
                                                             -----------------------------------------------------------------------

                                       ---------------------------------------------------------------------------------------
                                                                    2003                                           2002
                                       ---------------------------------------------------------------------------------------
                                          1st     2nd         6      3rd          9      4th                  1st        2nd
                                          Qtr.    Qtr.      Mos.     Qtr.       Mos.     Qtr.        Year     Qtr.       Qtr.

                                       ---------------------------------------------------------------------------------------
Ratios To Net Sales

Net Sales                               100.0%   100.0%   100.0%    100.0%    100.0%     100.0%    100.0%    100.0%    100.0%

     Cost of Sales                       31.6%    34.0%    32.9%     32.6%     32.8%      37.9%     34.0%     22.6%     23.8%

Gross Margin                             68.4%    66.0%    67.1%     67.4%     67.2%      62.1%     66.0%     77.4%     76.2%

     Total SG&A                          40.5%    40.6%    40.6%     43.7%     41.5%      42.1%     41.7%     35.9%     35.1%

     Research & Development              15.5%    16.0%    15.8%     19.1%     16.8%      20.3%     17.6%     11.9%     12.6%

(Loss)/Income Before Income Taxes        10.4%     9.8%    10.1%    (13.8%)     2.6%     (11.0%)    (0.6%)    30.5%     29.0%

Income Taxes (Benefit)/Expense            2.1%     2.0%     2.0%     (0.6%)     1.2%      (1.6%)     0.5%      7.0%      6.7%

Net (Loss)/Income                         8.3%     7.9%     8.1%    (13.3%)     1.4%      (9.3%)    (1.1%)    23.5%     22.3%

                                       ---------------------------------------------------------------------------------------





                                       ----------------------------------------------
                                                            2002
                                       ----------------------------------------------
                                          6        3rd        9       4th
                                         Mos.      Qtr.      Mos.     Qtr.     Year

                                       ----------------------------------------------
Ratios To Net Sales

Net Sales                              100.0%    100.0%    100.0%   100.0%    100.0%

     Cost of Sales                      23.3%     26.6%     24.3%    25.6%     24.6%

Gross Margin                            76.7%     73.4%     75.7%    74.4%     75.4%

     Total SG&A                         35.5%     35.9%     35.6%    37.9%     36.2%

     Research & Development             12.3%     14.6%     13.0%    17.2%     14.0%

(Loss)/Income Before Income Taxes       29.7%     23.0%     27.6%    17.1%     25.2%

Income Taxes (Benefit)/Expense           6.8%      5.3%      6.4%     3.9%      5.8%

Net (Loss)/Income                       22.9%     17.7%     21.3%    13.2%     19.4%

                                       ----------------------------------------------


* Effective for the full year 2003, the company is presenting its collaboration with Merck under the equity method of accounting. Under that method, the company records its share of the operating profits less its share of research and development costs in "Equity (Income)/Loss from Cholesterol Joint Venture." Included in this line for the full year 2003 are the company's share of the operating profits of $113 million and a $20 million milestone payment, less its share of research and development costs of $79 million. It should be noted that the company incurs substantial costs, such as selling costs, that are not reflected in the equity income from the cholesterol joint venture and are borne by the overall cost structure of Schering-Plough.

** Special Charges for the fourth quarter of 2003 included $179 million of employee termination costs, primarily related to the VERP in the United States, as well as $50 million of asset impairment charges related to certain fixed and intangible assets. Special charges for the full year 2003 also included the $350 million provision to increase litigation reserves recorded in the third quarter, as well as $20 million of asset impairment charges related to manufacturing facility assets recorded in the second quarter. Special Charges in 2002 included a $150 million provision to increase litigation reserves.

      All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

                           SCHERING-PLOUGH CORPORATION
                     ANTI-INFECTIVE/ANTICANCER PRODUCT SALES
                              (DOLLARS IN MILLIONS)


                              -----------------------------------------------------------------------------------------------------
                                                          2003                                                 2002
                              -----------------------------------------------------------------------------------------------------
                               1st      2nd         6      3rd         9       4th                1st      2nd        6       3rd
                               Qtr.     Qtr.      Mos.     Qtr.      Mos.      Qtr.     Year      Qtr.     Qtr.     Mos.      Qtr.
                                $        $          $        $         $         $        $         $        $        $         $
                              -----------------------------------------------------------------------------------------------------
U.S.:                           303     349       652      215        867       171     1,039     411      420       830      472

  Intron Franchise*             279     302       581      171        752       132       884     342      377       719      426

  Temodar                        26      48        73       47        120        39       159      34       47        80       42

  Other                          (2)     (1)       (2)      (3)        (5)        -        (4)     35       (4)       31        4

INTERNATIONAL:                  477     521       998      506      1,505       555     2,059     387      471       858      485

  Caelyx                         22      26        49       30         78        32       111      14       17        31       19

  Intron Franchise*             237     266       503      227        730       236       966     215      282       497      277

  Remicade                      114     126       240      142        382       159       540      60       76       137       92

  Temodar                        34      40        73       44        117        48       165      25       28        53       34

  Other                          70      63       133       63        198        80       277      73       68       140       63

TOTAL:                          781     870     1,650      722      2,372       726     3,098     797      891     1,688      957

  Caelyx                         22      26        49       30         78        32       111      14       17        31       19

  Intron Franchise*             516     569     1,084      398      1,482       369     1,851     556      659     1,216      703

  Remicade                      114     126       240      142        382       159       540      60       76       137       92

  Temodar                        59      87       146       90        237        87       324      59       74       133       76

  Other                          70      62       131       62        193        79       272     108       65       171       67
                              -----------------------------------------------------------------------------------------------------

                              -------------------------------------------------
                                        2002
                              -------------------------------------------------
                                  9      4th                4th Qtr.    12 Mos.
                                Mos.     Qtr.     Year         vs         vs
                                  $        $        $       4th Qtr.    12 Mos.
                              -------------------------------------------------
U.S.:                          1,302      580     1,881       (70%)      (45%)

  Intron Franchise*            1,145      544     1,689       (76%)      (48%)

  Temodar                        122       36       158        10%         1%

  Other                           35        -        34        N/M        N/M

INTERNATIONAL:                 1,343      508     1,851         9%        11%

  Caelyx                          51       21        71        57%        55%

  Intron Franchise*              774      273     1,047       (13%)       (8%)

  Remicade                       228      109       337        46%        60%

  Temodar                         87       33       120        44%        37%

  Other                          203       72       276        11%          -

TOTAL:                         2,645    1,088     3,733       (33%)      (17%)

  Caelyx                          51       21        71        57%        55%

  Intron Franchise*            1,919      817     2,736       (55%)      (32%)

  Remicade                       228      109       337        46%        60%

  Temodar                        209       69       278        26%        16%

  Other                          238       72       311        10%       (13%)
                              -------------------------------------------------

*     The INTRON franchise consists of INTRON A, PEG-INTRON and REBETOL.

Notes: All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

                           SCHERING-PLOUGH CORPORATION
                        ALLERGY/RESPIRATORY PRODUCT SALES
                              (DOLLARS IN MILLIONS)

                                 --------------------------------------------------------------------------------------------
                                                                 2003                                           2002
                                 --------------------------------------------------------------------------------------------
                                 1st       2nd           6        3rd          9       4th                  1st        2nd
                                 Qtr.      Qtr.        Mos.       Qtr.       Mos.      Qtr.     Year        Qtr.       Qtr.
                                  $         $            $         $           $         $        $          $          $
                                 --------------------------------------------------------------------------------------------
U.S:                              213       332         545       231         775       230     1,005        805        899

  Clarinex                        133       144         277       128         405        93       498         70        137

  Claritin Rx Franchise*           16        13          29        (3)         26         -        25        565        677

  Nasonex                          34       115         149        74         223        78       301        101         54

  Proventil                        17        42          59        23          82        43       125         59         30

  Other                            13        18          31         9          39        16        56         10          1

INTERNATIONAL:                    240       289         530       211         741       257       998        209        249

  Clarinex                         41        75         116        41         157        40       196         14         36

  Claritin Rx Franchise            93        99         192        72         264        81       345         94        115

  Nasonex                          44        60         105        39         144        55       199         37         47

  Other                            62        55         117        59         176        81       258         64         51

TOTAL:                            453       621       1,074       442       1,516       487     2,003      1,014      1,147

  Clarinex                        173       219         392       169         561       133       694         85        173

  Claritin Rx Franchise*          109       112         221        68         289        81       370        659        792

  Nasonex                          79       175         254       114         368       132       500        138        101

  Proventil                        17        42          59        23          82        43       125         59         30

  Other                            75        73         148        68         216        98       314         73         51
                                 --------------------------------------------------------------------------------------------

                                 ---------------------------------------------------------------------
                                           2002
                                 ---------------------------------------------------------------------
                                     6      3rd          9      4th                4th Qtr.    12 Mos.
                                   Mos.     Qtr.       Mos.     Qtr.      Year       vs          vs
                                     $       $           $        $         $      4th Qtr.    12 Mos.
                                 ---------------------------------------------------------------------
U.S:                              1,703     579       2,282      124      2,406       85%       (58%)

  Clarinex                          207     132         340      146        485      (36%)        3%

  Claritin Rx Franchise*          1,242     303       1,545     (121)     1,424       N/M       (98%)

  Nasonex                           155     124         279       80        359       (3%)      (16%)

  Proventil                          89      22         111       17        128       N/M        (2%)

  Other                              10      (2)          7        2         10       N/M        N/M

INTERNATIONAL:                      458     226         684      214        898       20%        11%

  Clarinex                           50      32          82       31        112       30%        74%

  Claritin Rx Franchise             209      99         308       70        378       16%        (9%)

  Nasonex                            83      36         119       45        164       21%        21%

  Other                             116      59         175       68        244       19%         6%

TOTAL:                            2,161     805       2,966      338      3,304       44%       (39%)

  Clarinex                          258     164         422      176        598      (25%)       16%

  Claritin Rx Franchise*          1,451     402       1,853      (51)     1,802       N/M       (79%)

  Nasonex                           238     160         398      125        523        6%        (4%)

  Proventil                          89      22         111       17        128       N/M        (2%)

  Other                             125      57         182       71        253       38%        24%
                                 ---------------------------------------------------------------------

*     U.S. OTC CLARITIN sales are now reported in the OTC category (see page 6).

Notes: All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

                           SCHERING-PLOUGH CORPORATION
                          CARDIOVASCULAR PRODUCT SALES
                              (DOLLARS IN MILLIONS)

                       -------------------------------------------------------------------------------------------------
                                               2003                                          2002
                       -------------------------------------------------------------------------------------------------
                        1st     2nd      6     3rd      9       4th              1st     2nd       6       3rd      9
                        Qtr.    Qtr.    Mos.    Qtr.   Mos.     Qtr.   Year      Qtr.    Qtr.     Mos.     Qtr.    Mos.
                         $       $       $      $       $        $      $         $       $        $        $       $
                       -------------------------------------------------------------------------------------------------
U.S.:                    95     109     204     99     303      55     357        95      89       184      74      258

  Integrilin             84      87     171     73     244      40     284        62      71       134      72      206

  Other                  11      22      33     26      59      15      73        33      18        50       2       52

INTERNATIONAL:           24      28      52     26      78      32     110        22      26        48      26       74

  Integrilin              5       5      10      6      16       6      22         6       6        12       5       17

  Other                  19      23      42     20      62      26      88        16      20        36      21       57

TOTAL:                  119     137     257    124     380      87     467       117     115       232      99      331

  Integrilin             89      92     181     79     260      46     306        68      78       146      77      223

  Other                  30      45      76     45     120      41     161        49      37        86      22      108
                       -------------------------------------------------------------------------------------------------

                       ------------------------------------
                                   2002
                       ------------------------------------
                        4th             4th Qtr.    12 Mos.
                        Qtr.    Year       vs          vs
                         $       $      4th Qtr.    12 Mos.
                       ------------------------------------
U.S.:                    78      336       (30%)        6%

  Integrilin             77      283       (49%)         -

  Other                   1       53        N/M        38%

INTERNATIONAL:           24       97        35%        13%

  Integrilin              4       20        75%         8%

  Other                  20       77        30%        14%

TOTAL:                  102      433       (15%)        8%

  Integrilin             81      304       (43%)        1%

  Other                  21      129        95%        25%
                       ------------------------------------

Notes: Certain prior period amounts have been reclassified to conform to the current year presentation.

      All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

                           SCHERING-PLOUGH CORPORATION
          DERMATOLOGICALS, OTHER PHARMACEUTICAL, GLOBAL PHARMACEUTICAL
                              (DOLLARS IN MILLIONS)


                      -------------------------------------------------------------------------------------------------------------
                                                     2003                                                      2002
                      -------------------------------------------------------------------------------------------------------------
                        1st      2nd        6        3rd          9         4th                  1st       2nd        6        3rd
                        Qtr.     Qtr.      Mos.      Qtr.       Mos.        Qtr.      Year       Qtr.      Qtr.      Mos.      Qtr.
                         $         $        $          $          $          $          $         $          $        $          $
                      -------------------------------------------------------------------------------------------------------------
  U.S.                   18       41        59         23         81          9         90        32        20        52        27
  INTERNATIONAL         100      103       203        108        311        106        417        88        92       180        94

DERMATOLOGICALS:        118      143       262        130        392        115        507       120       112       232       121



OTHER PHARM:            191      126       316        180        496        101        597       174       229       403       167

-----------------------------------------------------------------------------------------------------------------------------------
  U.S.                  643      757     1,401        549      1,950        426      2,376     1,337     1,441     2,778     1,156
  INTERNATIONAL       1,019    1,139     2,158      1,048      3,206      1,090      4,296       885     1,053     1,938       993

GLOBAL PHARM:         1,662    1,897     3,559      1,598      5,156      1,516      6,672     2,222     2,494     4,716     2,149
-----------------------------------------------------------------------------------------------------------------------------------

                      ---------------------------------------------------
                                   2002
                      ---------------------------------------------------
                           9        4th                4th Qtr.   12 Mos.
                          Mos.      Qtr.      Year       vs         vs
                           $          $         $      4th Qtr.   12 Mos.
                      ---------------------------------------------------
  U.S.                     79        53        132      (84%)      (32%)
  INTERNATIONAL           274       104        378        2%        10%

DERMATOLOGICALS:          353       158        511      (27%)       (1%)



OTHER PHARM:              571       236        807      (57%)      (26%)

-------------------------------------------------------------------------
  U.S.                  3,934       885      4,819      (52%)      (51%)
  INTERNATIONAL         2,932     1,037      3,969        5%         8%

GLOBAL PHARM:           6,866     1,922      8,788      (21%)      (24%)
-------------------------------------------------------------------------

Notes: International pharmaceutical sales reflect a favorable foreign exchange rate impact of 12% in the 2003 4th quarter and 11% year to date.

      Certain prior period amounts have been reclassified to conform to the current year presentation.

      All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

                           SCHERING-PLOUGH CORPORATION
          ANIMAL HEALTH, OTC, FOOT CARE, SUN CARE & CONSOLIDATED SALES
                              (DOLLARS IN MILLIONS)

                                  --------------------------------------------------------------------------------------------------
                                                                      2003                                              2002
                                  --------------------------------------------------------------------------------------------------
                                    1st         2nd         6         3rd          9          4th                    1st        2nd
                                    Qtr.        Qtr.       Mos.       Qtr.         Mos.       Qtr.       Year        Qtr.       Qtr.
                                     $           $          $          $           $           $          $           $          $
                                  --------------------------------------------------------------------------------------------------
   OTC:                              155        122         276         143         420         143         563        39         37

        OTC Claritin                 125         88         212         107         319          96         415         0          0

        Other OTC                     30         34         64           36         101          47         148        39         37

   FOOT CARE:                         58         79         137          75         211          64         275        73         79

   SUN CARE:                          64         39         104          12         116          11         127        72         52

CONSUMER HEALTH CARE:                277        240         517         230         747         218         965       184        168

   U.S.                               45         49          94          57         150          68         218        57         49
  INTERNATIONAL                       98        122         220         113         333         146         479        94        122

ANIMAL HEALTH:                       143        171         313         170         483         214         697       150        171

------------------------------------------------------------------------------------------------------------------------------------
  U.S.                               965      1,047       2,012         836       2,848         712       3,559     1,577      1,659
  International                    1,116      1,261       2,378       1,162       3,539       1,236       4,775       979      1,175

TOTAL CONSOLIDATED:                2,082      2,308       4,389       1,998       6,386       1,948       8,334     2,556      2,833
------------------------------------------------------------------------------------------------------------------------------------

                                  ----------------------------------------------------------------------------
                                                2002
                                  ----------------------------------------------------------------------------
                                       6        3rd          9        4th                  4th Qtr.    12 Mos.
                                      Mos.      Qtr.        Mos.       Qtr.       Year         vs         vs
                                       $         $           $         $          $        4th Qtr.    12 Mos.
                                  ----------------------------------------------------------------------------
   OTC:                                76        39         115        155         269        (8%)       N/M

        OTC Claritin                    0         0           0        105         105        (9%)       N/M

        Other OTC                      76        39         115         50         164        (6%)       (10%)

   FOOT CARE:                         152        63         214         65         279        (1%)        (1%)

   SUN CARE:                          124         8         132         35         167       (69%)       (24%)

CONSUMER HEALTH CARE:                 352       110         461        255         715       (14%)        35%

   U.S.                               106        59         165         62         227        10%         (4%)
  INTERNATIONAL                       215       103         318        131         450        11%          7%

ANIMAL HEALTH:                        321       162         483        193         677        11%          3%

--------------------------------------------------------------------------------------------------------------
  U.S.                              3,236     1,324       4,560      1,201       5,761       (41%)       (38%)
  International                     2,153     1,096       3,250      1,169       4,419         6%          8%

TOTAL CONSOLIDATED:                 5,389     2,421       7,810      2,370      10,180       (18%)       (18%)
--------------------------------------------------------------------------------------------------------------

Notes: Certain prior period amounts have been reclassified to conform to the current year presentation.

      All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

                               MISCELLANEOUS DATA
                              (DOLLARS IN MILLIONS)

                              -----------------------------------------------------------------------------------------------------
                                                             2003                                                2002
                              -----------------------------------------------------------------------------------------------------
                               1st       2nd        6        3rd         9       4th                1st      2nd       6       3rd
                               Qtr.      Qtr.      Mos.      Qtr.      Mos.      Qtr.     Year      Qtr.     Qtr.     Mos.     Qtr.
                                 $        $         $         $          $         $        $        $        $        $        $
                              -----------------------------------------------------------------------------------------------------
CONSOLIDATED SALES
GROWTH RATES:
     As Reported                 (19%)    (19%)    (19%)      (17%)     (18%)     (18%)    (18%)     11%       8%       9%       2%
     Excluding Exchange          (23%)    (24%)    (24%)      (21%)     (23%)     (24%)    (23%)     13%       8%      10%      (1%)

OTHER, NET
    Interest Income              $13      $15      $28         $9       $37       $20      $57      $17      $18      $35      $18
    Interest Expense             (13)     (12)     (25)       (24)      (49)      (32)     (81)      (5)     (12)     (17)      (4)
    FX Gains/(Losses)             (1)       -       (1)         1        (1)        -       (1)       2        2        4       (1)
    Other Income/(Expense)       (12)       1      (10)       (27)      (36)        2      (34)      12        8       19       (9)

Total - Other, Net              ($13)      $4      ($8)      ($41)     ($49)     ($10)    ($59)     $26      $16      $41       $4


EFFECTIVE TAX RATE              20.0%    20.0%    20.0%        **        **      15.0%      **     23.0%    23.0%    23.0%    23.0%
                              -----------------------------------------------------------------------------------------------------

                              ------------------------
                                        2002
                              ------------------------
                                 9       4th
                                Mos.     Qtr.     Year
                                 $        $        $
                              ------------------------
CONSOLIDATED SALES
GROWTH RATES:
     As Reported                  7%      (4%)      4%
     Excluding Exchange           7%      (6%)      3%

OTHER, NET
    Interest Income             $53      $22      $75
    Interest Expense            (21)      (6)     (28)
    FX Gains/(Losses)             4       (2)       2
    Other Income/(Expense)       11       84       95

Total - Other, Net              $47      $98     $144


EFFECTIVE TAX RATE             23.0%    23.0%    23.0%
                              ------------------------

** In the 2003 third quarter, the company reduced its estimate of the 2003 annual effective tax rate to 15% from 20% on income, excluding the $350 million non-tax deductible provision to increase litigation reserves.

      All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

                            ---------------------------------------------------

                            Lisa W. DeBerardine             908-298-7437

                            Janet M. Barth                  908-298-7417

                            ---------------------------------------------------

                           SCHERING-PLOUGH CORPORATION
  2003 RECONCILIATION FOR EQUITY INCOME FROM CHOLESTEROL JV and SPECIAL CHARGES
                              (DOLLARS IN MILLIONS)

                               2003 FIRST QUARTER

---------------------------------------------------------------------------------------
                                              As Reported     Adjustment    As Adjusted
                                              -----------     ----------    -----------
Net Sales                                       $2,074             $8         $2,082
     Cost of Sales                                 658             --            658
                                              ---------------------------------------
 Gross Margin                                    1,416              8          1,424

R&D                                                344            (22)           322
Equity (Income)/Loss from Cholesterol J.V.          --             30             30
Other (Income)/Expense                              13             --             13
Special Charges                                     --             --             --

Ratios to Sales

Net Sales                                         100%           100%           100%

     Cost of Sales                               31.7%           (0.1)         31.6%
Gross Margin                                     68.3%            0.1          68.4%

     R&D                                         16.6%           (1.1)         15.5%

---------------------------------------------------------------------------------------

                        2003 SECOND QUARTER                                                       2003 FIRST SIX MONTHS

-----------------------------------------------------------------------------------------------------------------------------------
                                              As Reported     Adjustment    As Adjusted     As Reported    Adjustment   As Adjusted
                                              -----------     ----------    -----------     -----------    ----------   -----------
Net Sales                                       $2,338          ($30)         $2,308          $4,411         ($22)        $4,389
     Cost of Sales                                 784            --             784           1,442           --          1,442
                                              ----------------------------------------       -------------------------------------
 Gross Margin                                    1,554           (30)          1,524           2,969          (22)         2,947

R&D                                                393           (24)            369             737          (46)           691
Equity (Income)/Loss from Cholesterol J.V.          --            26             (26)             --            4              4
Other (Income)/Expense                              (4)            0              (4)              8            0              8
Special Charges                                     --            20              20              --           20             20

Ratios to Sales

Net Sales                                         100%          100%            100%            100%         100%           100%

     Cost of Sales                               33.5%          0.5            34.0%           32.7%          0.2          32.9%
Gross Margin                                     66.5%         (0.5)           66.0%           67.3%         (0.2)         67.1%

     R&D                                         16.8%         (0.8)           16.0%           16.7%         (0.9)         15.8%

-----------------------------------------------------------------------------------------------------------------------------------

                        2003 THIRD QUARTER                                                        2003 FIRST NINE MONTHS
-----------------------------------------------------------------------------------------------------------------------------------

                                              As Reported     Adjustment    As Adjusted     As Reported    Adjustment   As Adjusted
                                              -----------     ----------    -----------     -----------    ----------   -----------
Net Sales                                       $2,041          ($43)         $1,998          $6,452         ($66)        $6,386
     Cost of Sales                                 652            --             652           2,094           --          2,094
                                              -----------------------------------------     -------------------------------------
 Gross Margin                                    1,389           (43)          1,346           4,358          (66)         4,292

R&D                                                401           (19)            382           1,139          (65)         1,074
Equity (Income)/Loss from Cholesterol J.V.          --           (24)            (24)             --           21            (21)
Other (Income)/Expense                             391          (350)             41             399          350             49
Special Charges                                     --           350             350              --          370            370

Ratios to Sales

Net Sales                                          100%          100%           100%           100.0%      100.0%         100.0%

     Cost of Sales                                31.9%         (0.7)          32.6%            32.5%        0.3           32.8%
Gross Margin                                      68.1%          0.7           67.4%            67.5%       (0.3)          67.2%

     R&D                                          19.7%         (0.6)          19.1%            17.6%       (0.8)          16.8%

-----------------------------------------------------------------------------------------------------------------------------------